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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 28, 2003




                                  AVITAR, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                   0-20316             06-1174053
   (State or Other Jurisdiction of  (Commission File Number) (IRS Employer
    Incorporation or Organization)                           Identification No.)

                                   65 Dan Road
                           Canton, Massachusetts 02021
                    (Address of Principal Executive Offices)

                                 (781) 821-2440
                (Issuer's Telephone Number, Including Area Code)









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Item 5.  Other Events and Regulation FD Disclosure.

The Registrant issued a Press Release in reliance on Rule 135c on February 28, 2003. A copy of the Press Release is filed as an Exhibit to this Report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

         99.1 -    Press Release Issued on February 28, 2003




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Avitar, Inc.
                                                (Registrant)
Date March 3, 2003                              /s/ Jay Leatherman, CFO
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                                                (Signature)*